Exhibit 10.6


                          SIXTH MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT (the "Agreement") is made as of the 30th day of September, 2000, by and among E-LOAN, INC. (the "Borrower"), COOPER RIVER FUNDING INC. (the "Lender") and GE CAPITAL MORTGAGE SERVICES, INC. (the "Agent").

                                   BACKGROUND

         The Borrower, the Lender and the Agent entered into a Warehouse Credit Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

         The Advances are evidenced by the Borrower's Second Amended and Restated Note dated as of July 28, 1999 (the "Note") in the stated principal amount of $50,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Security Agreement") between the Borrower and the Agent granting the Agent a security interest in certain of the Borrower's assets.

         The Borrower has requested that the Lender extend the term of the Lender's commitment and make certain other modifications to the terms of the Warehouse Credit Agreement, and the Lender and the Agent have agreed to such modifications subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. WAREHOUSE CREDIT AGREEMENT. The Warehouse Credit Agreement is hereby amended as follows:

               (a) Clause (13) of the definition of "Borrowing Base" contained in Section 1 .01 of the Warehouse Credit Agreement is amended to read in full as follows:

                    "(13) the sum for all Eligible HELOCs of the product
               of (x) the HELOC Aging Percentage with respect to such Eligible HELOC and (y) 95% of the Market Value of such Eligible HELOC."

               (b) The definition of "Commitment" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                    ""COMMITMENT" shall mean the obligation of the Lender to
               make Advances in an aggregate principal amount outstanding at any time not to exceed $30,000,000."

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                                                                    Exhibit 10.6

               (c)  The  definition  of "Expiry  Date"  contained  in
Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                    ""Expiry Date" shall mean the earlier of (i) December 31,
               2000 as such date may be extended upon mutual agreement among the Borrower, the Lender and the Agent from time to time, (ii) the date which is fifteen days prior to the Liquidity Termination Date in effect from time to time and
               (iii) the date that is 120 days after the date on which the Lender shall have given the Borrower the notice referred to in Section 9.13 hereof "

               (d) Clause (5) of Section 2.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                    "(5)  the  aggregate  principal  amount  of  Advances
               outstanding at any time secured by Eligible Nonconforming Mortgage Loans shall not exceed $6,000,000 (the
               "Nonconforming Commitment"),"

               (e) Clauses (10) and (11) of Section 2.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                    "(10) the aggregate principal amount of Advances outstanding at any time secured by Eligible HELOCs shall not exceed $6,000,000 (the "HELOC Commitment") and (11) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs shall not exceed $6,000,000."

               (f) Section 4.02(s) of the Warehouse Credit Agreement is amended to read in full as follows:

                    "(s) if on any date the aggregate principal amount of
               Advances secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs exceeds $6,000,000, the Borrower shall immediately prepay the principal of Advances secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs in an aggregate amount equal to such excess."

               (g) Section 8.09 of the Warehouse Credit Agreement is amended to read in full as follows:

                    "8.09 MINIMUM ADJUSTED TANGIBLE NET WORTH. The Borrower will not permit its Adjusted Tangible Net Worth at any time during any fiscal year to be less than $25,000,000."

         2. REFERENCES TO WAREHOUSE CREDIT AGREEMENT. Upon the effectiveness of this Agreement, each reference in the Warehouse Credit Agreement to "this Agreement,"

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                                                                    Exhibit 10.6


               "hereunder," "hereof," "herein" or words of like import, and each reference in the Note and the Warehouse Security Agreement to the Warehouse Credit Agreement shall mean and be a reference to the Warehouse Credit Agreement as amended hereby.

         3.    RATIFICATION OF DOCUMENTS.

               (a) Except as specifically amended herein, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Agent under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.

         4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that (i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.

         5.    MISCELLANEOUS.

               (a) This Agreement shall be governed by and construed according to the laws of the State of New York without regard to principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

               (b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (c) This Agreement is intended to take effect as a document under seal.







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                                                                    Exhibit 10.6

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       E-LOAN, INC,

                                       By:  /s/ STEVEN M. MAJERUS
                                            ------------------------------------
                                            Vice President Secondary Marketing

                                       COOPER RIVER FUNDING INC.

                                       By:  /s/ ILLEGIBLE
                                            ------------------------------------
                                            Assistant Treasurer

                                       GE CAPITAL MORTGAGE SERVICES, INC.

                                       By:  /s/ ILLEGIBLE
                                            ------------------------------------
                                            Vice President




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